EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Bio-Imaging Technologies, Inc. (the “Company”) for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Mark L. Weinstein, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bio-Imaging Technologies, Inc.

Dated: November 14, 2007	/s/ Mark L. Weinstein*
Mark L. Weinstein, President and Chief
Executive Officer (Principal Executive Officer)

*  A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the      Securities and Exchange Commission or its staff upon request.